UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2021

GigCapital4, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40031	85-4164597
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1731 Embarcadero Rd., Suite 200 Palo Alto, CA 94303	94303
(Zip Code)

(650) 276-7040

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

As soon as practicable after this Registration Statement is declared effective.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock, $0.0001 par value, and one-third of one redeemable warrant	GIGGU	The Nasdaq Stock Market LL
Common stock, $0.0001 par value	GIG	The Nasdaq Stock Market LLC
Redeemable warrants, each full warrant exercisable for one share of common stock at an exercise price of $11.50 per share	GIGGW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into Material Definitive Agreement.

On February 8, 2021, the registration statement on Form S-1 (File No. 333-252315), as amended (the “Registration Statement”), relating to the initial public offering (the “IPO”) of GigCapital4, Inc., a Delaware corporation (the “Company”) was declared effective by the U.S. Securities and Exchange Commission, and the Company subsequently filed, on February 8, 2021, a registration statement on Form S-1MEF (File No. 333-252867) pursuant to Rule 462(b) under the Securities Act of 1933, as amended, which was effective immediately upon filing in order to increase the size of the IPO.

On February 11, 2021, the Company consummated the IPO of 35,880,000 units (the “Units”), including the issuance of 4,680,000 Units as a result of the underwriters’ exercise in full of their over-allotment option. Each Unit consists of one share of common stock of the Company, par value $0.0001 per share (“Common Stock”), and one-third (1/3) of one redeemable warrant of the Company (a “Warrant”), with each whole Warrant entitling the holder thereof to purchase one share of Common Stock at a price of $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $358,800,000.

In connection with the IPO, the Company entered into the following agreements previously filed as exhibits to the Company’s Registration Statement:

•

An Underwriting Agreement, dated February 8, 2021, by and between the Company, Oppenheimer & Co. Inc. and Nomura Securities International, Inc., as representatives of the underwriters named therein, which contains customary representations and warranties and indemnification of the underwriter by the Company and is attached as Exhibit 1.1 hereto and incorporated herein by reference;

•

A Warrant Agreement, dated February 8, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference;

•

A Letter Agreement, dated February 8, 2021, by and among the Company and GigAcquisitions4, LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference (the “Sponsor Letter Agreement”);

•

A Letter Agreement, dated February 8, 2021, by and among the Company and each of its officers and directors, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference (the “D&O Letter Agreement”);

•

An Insider Shares Grant Agreement, dated February 8, 2021, by and between the Company and Brad Weightman, the Chief Financial Officer of the Company, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference;

•

An Insider Shares Grant Agreement, dated February 8, 2021, by and between the Company and Dorothy D. Hayes, a director of the Company, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference;

•	A Unit Purchase Agreement, dated February 8, 2021, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference;

•

A Unit Purchase Agreement, dated February 8, 2021, by and among the Company, Oppenheimer & Co. Inc. and Nomura Securities International, Inc., a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference;

•

A Registration Rights Agreement, dated February 8, 2021, by and among the Company, the Sponsor and certain other security holders named therein, a copy of which is attached as Exhibit 10.7 hereto and incorporated herein by reference;

•

An Investment Management Trust Agreement, dated February 8, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.8 hereto and incorporated herein by reference;

•	An Administrative Services Agreement, dated February 1, 2021, by and among the Company and GigManagement, LLC, a copy of which is attached as Exhibit 10.9 hereto and incorporated herein by reference;

•

A Strategic Services Agreement, dated February 1, 2021, by and among the Company and Brad Weightman, the Chief Financial Officer of the Company, a copy of which is attached as Exhibit 10.10 hereto and incorporated herein by reference;

•

An Indemnity Agreement, dated February 8, 2021, between the Company and Dr. Avi S. Katz, the Executive Chairman of the Company, a copy of which is attached as Exhibit 10.11 hereto and incorporated herein by reference;

•

An Indemnity Agreement, dated February 8, 2021, between the Company and Dr. Raluca Dinu, the President, Chief Executive Officer and Secretary of the Company, a copy of which is attached as Exhibit 10.12 hereto and incorporated herein by reference;

•

An Indemnity Agreement, dated February 8, 2021, between the Company and Neil Miotto, a director of the Company, a copy of which is attached as Exhibit 10.13 hereto and incorporated herein by reference;

•

An Indemnity Agreement, dated February 8, 2021, between the Company and Andrea Betti-Berutto, a director of the Company, a copy of which is attached as Exhibit 10.14 hereto and incorporated herein by reference;

•

An Indemnity Agreement, dated February 8, 2021, between the Company and Dorothy D. Hayes, a director of the Company, a copy of which is attached as Exhibit 10.15 hereto and incorporated herein by reference; and

•

An Indemnity Agreement, dated February 8, 2021, between the Company and Brad Weightman, the Chief Financial Officer of the Company, a copy of which is attached as Exhibit 10.16 hereto and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Company completed the private sale of an aggregate of 1,099,600 units (the “Private Units”) at a purchase price of $10.00 per Private Unit, to the Sponsor and the underwriters, generating gross proceeds to the Company of $10,996,000. The Private Units are identical to the public Units sold in the IPO, except that the underlying warrants: (i) will not be redeemable by us and (ii) may be exercised for cash or on a cashless basis, as described in this prospectus, so long as they are held by our Sponsor, the underwriters or any of their respective permitted transferees. If the warrants included in the Private Units are held by holders other than our Sponsor, the underwriters or any of their respective permitted transferees, then the warrants included in the Private Units will be redeemable by us and exercisable by the holders on the same basis as the public warrants.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the IPO, each of Dr. Avi S. Katz, Dr. Raluca Dinu, Messrs. Neil Miotto and Andrea Betti-Berutto, and Ms. Dorothy D. Hayes (collectively, the “Directors”), on February 8, 2021 entered into the D&O Letter Agreement as well as an indemnity agreement with the Company. In addition, on February 8, 2021, the Company issued 10,000 insider shares to Dorothy D. Hayes, one of our independent directors, and 5,000 shares to Brad Weightman, our Chief Financial Officer, solely in consideration of future services. Following this issuance, on February 8, 2021, we effected a 1.2:1 stock split of our common stock, which resulted in Ms. Hayes and Mr. Weightman holding 12,000 and 6,000 insider shares, respectively, following the stock split.

Other than the foregoing, none of the Directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

Copies of the D&O Letter Agreement and indemnity agreements are attached as Exhibits 10.2, 10.11 through 10.16 hereto, respectively, and are incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 8, 2021, in connection with the IPO, the Company adopted its Amended and Restated Certificate of Incorporation (the “Amended and Restated Charter”), effective the same day. The terms of the Amended and Restated Charter are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Charter is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01	Other Events

In connection with the IPO, Messrs. Miotto and Betti-Berutto and Ms. Hayes were appointed on February 8, 2021 to the Board’s Audit Committee, with Mr. Miotto serving as chair of the Audit Committee; Messrs. Miotto and Betti-Berutto and Ms. Hayes were appointed to the Board’s Compensation Committee, with Ms. Hayes serving as chair of the Compensation Committee; and Messrs. Miotto and Betti-Berutto, and Ms. Hayes were appointed to the Nominating and Corporate Governance Committee, with Ms. Hayes serving as chair of the Nominating and Corporate Governance Committee.

A total of $358,800,000, consisting of the entirety of the proceeds received by us after deduction for commissions from the IPO, and a portion of the proceeds from the sale of the Private Units (which amount includes $12,558,000 of deferred underwriting commissions), were placed in a U.S.-based trust account at JP Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes, the funds in the trust account will not be released from the trust account until the earliest to occur of: (i) the completion of the Company’s initial business combination within the required time period, (ii) the redemption of 100% of the Company’s outstanding public shares if the Company has not completed its initial business combination within 24 months from the closing of the IPO or during any extension period that may apply as a result of an amendment to the Amended and Restated Charter, subject to applicable law, and (iii) the redemption of the Company’s public shares properly tendered in connection with a stockholder vote to amend the Company’s Amended and Restated Charter to modify the substance or timing of its obligation to redeem 100% of its public shares if the Company does not complete its initial business combination within 24 months from the closing of the IPO or with respect to any other provisions relating to stockholders’ rights or pre-initial business combination activity.

On February 8, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO.

On February 11, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K, announcing the closing of the IPO.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated January 28, 2021, by and between the Company, Oppenheimer & Co. Inc. and Nomura Securities International, Inc., as representatives of the underwriters named therein

3.1	Amended and Restated Certificate of Incorporation

4.1	Warrant Agreement, dated February 8, 2021, by and between the Company and Continental Stock Transfer & Trust Company

10.1	Letter Agreement, dated February 8, 2021, by and among the Company, each of its officers and directors and GigAcquisitions4, LLC

10.2	Letter Agreement, dated February 8, 2021, by and among the Company and each of its officers and directors

10.3	Insider Shares Grant Agreement, dated February 8, 2021, by and between the Company and Brad Weightman

10.4	Insider Shares Grant Agreement, dated February 8, 2021, by and between the Company and Dorothy D. Hayes

10.5	Unit Purchase Agreement, dated February 8, 2021, by and between the Company and the Sponsor

10.6	Unit Purchase Agreement, dated February 8, 2021, by and among the Company, Oppenheimer & Co. Inc. and Nomura Securities International, Inc.

10.7	Registration Rights Agreement, dated January 28, 2021, by and among the Company, the Sponsor and certain other security holders named therein

10.8	Investment Management Trust Agreement, dated February 8, 2021, by and between the Company and Continental Stock Transfer & Trust Company

10.9	Administrative Services Agreement, dated February 1, 2021, by and among the Company and GigManagement, LLC

10.10	Strategic Services Agreement, dated February 1, 2021, by and among the Company and Brad Weightman

10.11	Indemnity Agreement, dated February 8, 2021, between the Company and Dr. Avi S. Katz

10.12	Indemnity Agreement, dated February 8, 2021, between the Company and Dr. Raluca Dinu

10.13	Indemnity Agreement, dated February 8, 2021, between the Company and Neil Miotto

10.14	Indemnity Agreement, dated February 8, 2021, between the Company and Andrea Betti-Berutto

10.15	Indemnity Agreement, dated February 8, 2021, between the Company and Dorothy D. Hayes

10.16	Indemnity Agreement, dated February 8, 2021, between the Company and Brad Weightman

99.1	Press Release, dated February 8, 2021

99.2	Press Release, dated February 11, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GIGCAPITAL4, INC.

Dated: February 11, 2021	By:	/s/ Dr. Raluca Dinu
Dr. Raluca Dinu
President and Chief Executive Officer